Exhibit 99.1

AMD PRESS RELEASE

Contact:

Brandi Martina

AMD Communications

(512) 705-1720

Brandi.Martina@amd.com

Liz Stine

AMD Investor Relations

(720) 652-3965

Liz.Stine@amd.com

AMD Announces Agreement to Divest ZT Systems Data Center

Infrastructure Manufacturing Business to Sanmina

•	$3 billion in cash and stock, inclusive of a contingent payment of up to $450 million

•	AMD retains ZT Systems’ rack-scale AI solutions design and customer enablement expertise to accelerate quality and time-to-deployment for cloud customers

•	Divestiture and preferred NPI manufacturing partnership with Sanmina consistent with intentions announced at the time of ZT Systems acquisition

SANTA CLARA, Calif. —May 19, 2025 — AMD (NASDAQ: AMD) today announced it has entered into a definitive agreement to sell ZT Systems’ U.S.-headquartered data center infrastructure manufacturing business to Sanmina (NASDAQ: SANM), a leading integrated manufacturing solutions company. As part of the transaction, Sanmina becomes a preferred new product introduction (NPI) manufacturing partner for AMD cloud rack and cluster-scale AI solutions. AMD will retain ZT Systems’ world-class design and customer enablement teams to accelerate the quality and time-to-deployment of AMD AI systems for cloud customers.

Sanmina will purchase the manufacturing business from AMD for $3 billion in cash and stock, inclusive of a contingent payment of up to $450 million and subject to customary adjustments for working capital and other items. The transaction is expected to close near the end of 2025, subject to regulatory approvals and customary closing conditions. The intent to seek a strategic partner to acquire ZT Systems’ world-class data center infrastructure manufacturing business was announced in August 2024 at the time of the original acquisition announcement.

“By combining the deep experience of our AI systems design team with our new preferred NPI partnership with Sanmina, we expect to strengthen our U.S-based manufacturing capabilities for rack and cluster-scale AI systems and accelerate quality and time-to-market for our cloud customers,” said Forrest Norrod, executive vice president and general manager, Data

Center Solutions business unit at AMD. “The ZT Systems manufacturing business and its expert team remain a very important and strategic partner to AMD. We look forward to working with Sanmina to deliver world-class design, quality and manufacturing of AMD AI solutions supported by our open ecosystem approach.”

Sanmina is a U.S.-headquartered leading integrated manufacturing solutions provider serving the fastest growing segments of global Electronic Manufacturing Services (EMS), offering end-to-end design, manufacturing, logistics and repair solutions for OEMs across a variety of industries.

“ZT Systems’ liquid cooling capabilities, high-quality manufacturing capacity and significant cloud and AI infrastructure experience are the perfect complement to Sanmina’s global portfolio, mission-critical technologies and vertical integration capabilities,” said Jure Sola, Chairman and CEO of Sanmina Corporation. “Together, we will be better able to deliver a competitive advantage to our customers with solutions for the entire product lifecycle. We look forward to our ongoing partnership with AMD as we work together to set the standard for quality and flexibility to benefit the entire AI ecosystem.”

Advisors

Morgan Stanley & Co. LLC is acting as exclusive financial advisor to AMD and Latham & Watkins LLP is serving as the company’s legal advisor.

About AMD

For more than 55 years AMD has driven innovation in high-performance computing, graphics and visualization technologies. Billions of people, leading Fortune 500 businesses and cutting-edge scientific research institutions around the world rely on AMD technology daily to improve how they live, work and play. AMD employees are focused on building leadership high-performance and adaptive products that push the boundaries of what is possible. For more information about how AMD is enabling today and inspiring tomorrow, visit the AMD (NASDAQ: AMD) website, blog, LinkedIn and X pages.

Cautionary Statement

The statements in this press release includes forward-looking statements concerning Advanced Micro Devices, Inc. (“AMD”), ZT Group Int’l, Inc (“ZT Systems”) and Sanmina Corporation (“Sanmina”), the proposed transaction described herein and other matters. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements relate to, among other things, Sanmina as a preferred NPI strategic partner and expected benefits and results from such preferred strategic partnership; AMD’s ability to accelerate the quality and time-to-deployment of AMD AI systems with ZT Systems design and customer enablement teams, obtaining applicable regulatory approvals, satisfying other closing conditions to the transaction, the expected timing of the transaction, the expected benefits to result from the transaction, AMD’s ability to accelerate AI innovation while providing the choice and open ecosystem options that customers want, the ability of AMD to leverage the systems expertise of the ZT Systems design team while optimizing AMD’s operational structure, and AMD’s ability to drive growth across its data center and AI businesses. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks include, among other things: failure to formalize the contemplated preferred NPI manufacturing partnership between AMD and Sanmina or the failure for such preferred strategic partnership to achieve its anticipated results; failure to accelerate the quality and time-to-deployment of AMD AI systems with ZT Systems design and customer enablement teams; failure to obtain applicable regulatory approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing; negative effects of the announcement of the transaction; risks that AMD will not realize expected benefits from the transaction or may take longer to realize than expected; the risk that disruptions from the transaction will harm business plans and operations; significant transaction costs, or difficulties and/or unknown or inestimable liabilities in connection with the transaction; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; the potential impact of the announcement or consummation of the transaction on AMD’s, Sanmina’s or either of their relationships with suppliers, customers, employees and regulators; and demand for AMD’s or Sanmina’s products. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in AMD’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. AMD does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

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